UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 4, 2005
                                                         ---------------

                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-11165                                       43-1470322
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  (Commission File Number)                  (IRS Employer Identification No.)

           12 East Armour Boulevard
             Kansas City, Missouri                               64111
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    (Address of Principal Executive Offices)                   (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01.   Regulation FD Disclosure.

            As previously reported, on September 22, 2004, Interstate Bakeries Corporation (the "Company") and each of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the Western District of Missouri (the "Court"). On October 4, 2005, the Company filed with the Court as required by the Bankruptcy Code a consolidated monthly operating report for the four week period ended August 20, 2005. Such report is attached as Exhibit 99.1 and is hereby incorporated by reference. Please note that the explanatory notes to the attached monthly operating report for the four week period ended August 20, 2005 contain disclosures of certain prior period adjustments, which have not been reported in previous monthly operating reports and are not reflected in the current monthly operating report results of operations. See explanatory note 5 to the attached monthly operating report for further information regarding these adjustments.

         Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.    Description
-----------    -----------

   99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended August 20, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October  4, 2005                   INTERSTATE BAKERIES CORPORATION


                                          By: /s/ Ronald B. Hutchison
                                              ------------------------
                                              Ronald B. Hutchison
                                              Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended August 20, 2005.